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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC  20549


                              Form 8-K

                           CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 31, 1998
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                                 WesBanco, Inc.
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              (Exact name of registrant as specified in its charter)


    West Virginia                     0-8467               55-0571723
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(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                   File Number)        Identification No.)


 1 Bank Plaza, Wheeling, WV                                     26003
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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Item 2 - Acquisition or Disposition of Assets
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On March 31, 1998, WesBanco, Inc. consummated the acquisition of
Commercial BancShares, Incorporated ("Commercial") with and into
WesBanco affiliated companies.  Under the terms of the definitive
Agreement and Plan of Merger, WesBanco exchanged 2.85 shares of WesBanco common stock for each share of Commercial common stock.
WesBanco registered 4,938,690 common shares for the purpose of issuance with respect to the acquisition.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (a) Financial statements of businesses acquired
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     Financial statements required by this item shall be provided to the
Securities and Exchange Commission pursuant to Regulation S-X, by amendment to the current report on Form 8-K within 60 days after filing the initial report.

     (c) Exhibits
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                              Title                               Exhibit No.
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    Employment Agreement effective March 31, 1998, By and Between
    William E. Mildren, Jr., WesBanco, Inc. and WesBanco Bank
    Commercial.                                                         10.1

    Employment Agreement effective March 31, 1998, By and Between
    Larry G. Johnson, WesBanco, Inc. and WesBanco Bank Commercial.      10.2

    Employment Agreement effective March 31, 1998, By and Between
    C. Randall Law, WesBanco, Inc. and WesBanco Bank Commercial.        10.3

    Employment Agreement effective March 31, 1998, By and Between
    Thomas M. Lookabaugh, WesBanco, Inc. and WesBanco Bank Commercial.  10.4

    Employment Continuity Agreement between Commercial BancShares, Incorporated, and William E. Mildren, Jr., dated
    November 1, 1996. (1)                                               10.5

    Employment Continuity Agreement between Commercial BancShares,
    Incorporated, and Larry G. Johnson, dated November 1, 1996. (1)     10.6




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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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 (continued)
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     (c) Exhibits (continued)
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                                 Title                             Exhibit No.
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     Press release dated April 1, 1998, regarding the consummation
     of the acquisition of Commercial BancShares, Incorporated            20

     WesBanco's Prospectus/Proxy Statement effective February 6,
     1998, filed under Registration Number 333-45709.  (2)                99



(1) This exhibit is being incorporated by reference with respect to an Annual Report on Form 10-K for the year ended December 31, 1996, which was filed with the Securities and Exchange Commission by Commercial BancShares, Incorporated on March 28, 1997.

(2) This exhibit is being incorporated by reference with respect to a prior Registration Statement filed by the Registrant on Form S-4 under Registration No. 333-45709, which was filed with the Securities and Exchange Commission on February 6, 1998.




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                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WesBanco, Inc.
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                                   (Registrant)



April 15, 1998                     /s/ Edward M. George
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     Date                          Edward M. George
                                   President & Chief Executive Officer